EXHIBIT 10.136
AMENDMENT NO. 4 TO
FINANCING AGREEMENT
     THIS AMENDMENT NO. 4 TO FINANCING AGREEMENT (“Amendment”), dated this 20th day of April, 2006, by and among
     AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO”; AID, Brice, Parent, Engine, Engineered Systems and TIMCO being collectively called the “Borrowers” and individually, a “Borrower”);
     AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (“Distribution Services”), AVIATION SALES LEASING COMPANY, a Delaware corporation (“Leasing”), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation (“Property Management”), AVS/CAI, INC., a Florida corporation (“AVS/CAI”), AVS/M-1, INC., a Delaware corporation (“AVS/M-1”), AVS/M-2, INC., a Delaware corporation (“AVS/M-2”), AVS/M-3, INC., an Arizona corporation (“AVS/M-3”), AVSRE, L.P., a Delaware limited partnership (“AVSRE”), HYDROSCIENCE, INC., a Texas corporation (“Hydroscience”), TMAS/ASI, INC., an Arkansas corporation (“TMAS/ASI”), and WHITEHALL CORPORATION, a Delaware corporation (“Whitehall”; Distribution Services, Leasing, Property Management, AVS/CAI, AVS/M-1, AVS/M-2, AVS/M-3, AVSRE, Hydroscience, TMAS/ASI and Whitehall being collectively called the “Guarantors” and, individually, a “Guarantor”; and the Borrowers and the Guarantors being collectively called the “Companies” and, individually, a “Company”);
     THE CIT GROUP/BUSINESS CREDIT, INC., in its capacity as collateral and administrative agent for the Lenders (“Agent”); and
     THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, the sole lender (the “Lender”)
to Financing Agreement, dated April 5, 2004, as amended by Amendment No. 1 thereto, dated July 20, 2004, by Amendment No. 2 thereto, dated April 8, 2005, and by Amendment No. 3 thereto, dated September 28, 2005 (the Financing Agreement, as amended, modified, supplemented or restated from time to time, being hereinafter referred to as the “Financing Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders party thereto from time to time. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.

RECITALS
     A. Pursuant to the Financing Agreement, upon the terms and subject to the conditions contained therein, the Lender has agreed to make loans and extend credit to and for the benefit of the Borrowers secured by the Collateral.
     B. The Borrowers have requested that the Agent and the Lender (a) reduce the Revolving Line of Credit from $35,000,000 to $30,000,000, (b) increase the Letter of Credit Sub-line from $13,000,000 to $15,000,000, (c) make certain conforming changes to reflect the assignment and assumption by LJH, Ltd. of the Indebtedness owing by the Borrowers to Monroe Capital Advisors LLC and the amendment of the Hilco Documents, (d) amend certain covenants and other provisions of the Financing Agreement, and (e) consent to amendments to the Hilco Financing Agreement, the amendment and restatement of the Hilco Intercreditor Agreement and the termination of the LJH Goodyear Lease.
     C. Additionally, the Borrowers are not in compliance with certain provisions of the Financing Agreement and have requested that the Lender waive the Events of Default arising from such violations and continue to extend to the Borrowers the financial accommodations under the Financing Agreement.
     D. The Agent and the Lender have agreed with such requests and, to accomplish the foregoing, the Borrowers, the Agent and the Lender have agreed to make and execute this Amendment and the Guarantors have agreed to grant their consent to such amendments to the Financing Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, each Borrower, each Guarantor, the Agent and the Lender hereby agree as follows:
ARTICLE I
AMENDMENTS TO FINANCING AGREEMENT
     Subject to the satisfaction of each of the conditions precedent set forth in Article IV below, the Financing Agreement is hereby amended as follows:
     1.1 Definitions. Section 1, Definitions, is amended as follows:
          (a) The following definition of “Adjusted EBITDA” is added in the appropriate alphabetical sequence:
“Adjusted EBITDA shall mean, in any period, EBITDA of the Companies plus cash contributions to the equity of any Company (without duplication in the event such cash contribution is made to Parent and is thereafter contributed by Parent to any other Company or is made to a Company other than Parent and is thereafter contributed by such Company to one or more of its subsidiaries) made after the date of the Amendment No. 4 to this Financing Agreement but excluding cash contributions to the equity of any Company required pursuant to the terms and provisions of any merger agreement and excluding any equity contributions arising from the conversion of any Indebtedness.”
          (b) The definition of “Applicable Percentage” is amended in its entirety to read as follows:
“Applicable Percentage shall mean, with respect to the Revolving Loans, 0% per annum for Prime Rate Loans and 2.5% per annum for LIBOR Loans.”
          (c) The following definition of “Cash Collateral” is added in the appropriate alphabetical sequence:
“Cash Collateral” shall mean the amount of $5,000,000 which shall be held by Agent in a cash collateral account maintained at JPMorgan Chase Bank (or other bank reasonably satisfactory to Agent and Borrowers) in the name of Agent as secured party, and shall be under the sole dominion and control of Agent as security for the payment of all Obligations, all upon such terms and pursuant to such documentation as shall be reasonably satisfactory to Agent and Borrowers.”
          (d) The definition of “Domestic Borrowing Base” is amended in its entirety to read as follows:
“Domestic Borrowing Base shall mean, on any date of determination, the sum of (a) eighty-five percent (85%) of the Borrowers’ aggregate outstanding Eligible Domestic Accounts Receivable at such date, plus (b) the least of (i) $11,000,000 or (ii) seventy percent (70%) of the Borrowers’ aggregate outstanding Eligible Unbilled Accounts Receivable at such date or (iii) thirty five percent (35%) of the Borrowers’ aggregate outstanding Eligible Domestic Accounts Receivable at such date plus (c) the least of (i) forty-five percent (45%) of the aggregate value of the Borrowers’ Eligible Inventory, valued at the lower of cost or market, on a first in, first out basis, at such date or (ii) eighty-five percent (85%) of the Net Orderly Liquidation Value of Eligible Inventory at such date or (iii) the Inventory Loan Cap, less (d) any applicable Availability Reserves which shall not include any Availability Reserves which have been subtracted from the Foreign Borrowing Base, plus (e) the Cash Collateral.”
          (e) The definition of “FCC Level” is deleted in its entirety
          (f) The following definition of “Fiscal Month” is added in the appropriate alphabetical sequence:

“Fiscal Month - shall mean a fiscal month in a Fiscal Year.”
          (g) The definition of “Fixed Charge Coverage Ratio” is amended in its entirety to read as follows:
“Fixed Charge Coverage Ratio shall mean with respect to any period of determination, the ratio of (a) Adjusted EBITDA minus Capital Expenditures of the Companies incurred during such period which are not financed by Indebtedness secured by Purchase Money Liens for such period to (b) the sum of (i) payments of principal on all Indebtedness required to be paid by the Companies during such period (excluding non-cash interest paid on Subordinated Debt) plus (ii) payments of interest on all Indebtedness required to be paid by the Companies during such period (excluding non-cash interest paid on Subordinated Debt) plus (iii) dividends or distributions by the Parent paid during such period plus (iv) federal, state and local income taxes paid during such period, in each case as determined in accordance with GAAP.”
          (h) The definition of “Hilco” is amended in its entirety to read as follows:
“Hilco shall mean LJH, Ltd, its successors and assigns.”
          (i) The definition of “Hilco Documents” is amended in its entirety to read as follows:
“Hilco Documents shall mean the Amended and Restated Financing Agreement, dated April 8, 2005, as amended by First Amendment thereto, dated September 28, 2005, and by Second Amendment thereto, dated as of April 10, 2006 (“Hilco Financing Agreement”), and all other documents, instruments and agreements executed or delivered in connection therewith.”
          (j) The definition of “Hilco Intercreditor Agreement” is amended in its entirety to read as follows:
“Hilco Intercreditor Agreement shall mean the Intercreditor and Subordination Agreement, dated as of April 20, 2006, between the Agent and Hilco, in the form of Exhibit E attached hereto.”
          (k) The definition of “Hilco Loan”, is amended in its entirety to read as follows:
“Hilco Loan shall collectively mean the loans in the aggregate original principal amount of $24,313,255.08 as of the date of the Second Amendment to the Hilco Financing Agreement made or to be made by Hilco to Borrowers pursuant to the Hilco Documents.”

          (l) The definition of “Letter of Credit Sub-Line” is amended in its entirety to read as follows:
“Letter of Credit Sub-Line shall mean the amount of $15,000,000 in the aggregate for the Borrowers.”
          (m) The definition of “Level” is deleted in its entirety
          (n) The definition of “Leverage Ratio” is deleted in its entirety.
          (o) The definition of “Line of Credit” is amended in its entirety to read as follows:
“Line of Credit shall mean the aggregate commitment of the Lenders to (a) make Revolving Loans pursuant to Section 3 of this Financing Agreement, and (b) assist the Borrowers in opening Letters of Credit pursuant to Section 5 of this Financing Agreement, in the aggregate amount equal to $30,000,000.”
          (p) The definition of “LJH Documents” is deleted in its entirety.
          (q) The definition of “LJH Subordination Agreement” is deleted in its entirety.
          (r) The definition of “LJH Subordinated Debt” is deleted in its entirety.
          (s) The definition of “Minimum Availability Reserve” is amended in its entirety to read as follows:
“Minimum Availability Reserve shall mean the amount of $3,000,000.”
          (t) The definition of “Permitted Encumbrances” is amended by deleting the first clause (k) in its entirety.
          (u) The definition of “Purchase Money Liens” is amended in its entirety to read as follows:
“Purchase Money Liens shall mean liens on any item of Equipment acquired after the date of this Financing Agreement provided that (a) each such lien shall attach only to the property to be acquired, (b) a description of the Equipment so acquired is furnished to the Agent, and (c) the debt incurred in connection with such acquisitions shall not exceed, in the aggregate, $2,500,000 in Fiscal Year ending December 31, 2006, $2,500,000 in Fiscal Year ending December 31, 2007 and $2,500,0000 in any Fiscal Year ending thereafter.”
          (v) The definition of “Revolving Line of Credit” is amended in its entirety to read as follows:

“Revolving Line of Credit shall mean the aggregate commitment of the Lenders to make loans and advances pursuant to Section 3 of this Financing Agreement and issue Letters of Credit Guaranties pursuant to Section 5 hereof to the Borrowers, in the aggregate amount of $30,000,000.”
          (w) The definition of “Term Loan” is deleted in its entirety.
          (x) The definition of “Term Note” is deleted in its entirety.
          (y) The following definition of “Total Liquidity” is added in the appropriate alphabetical sequence:
“Total Liquidity shall mean as of any date of determination the sum of Availability plus the aggregate amount of cash of Companies in which Agent shall have a first priority perfected Lien other than the Cash Collateral.”
     1.2 Revolving Loans. Paragraph 3.1 of Section 5, Revolving Loans, is amended by deleting from line 6 thereof the figure “$35,000,000” and by substituting in lieu thereof the figure “$30,000,000”.
     1.3 Term Loan. Section 4, Term Loan, is deleted in its entirety and its marked “INTENTIONALLY LEFT BLANK”.
     1.4 Collateral. Section 6, Collateral, is amended by adding the following paragraph at the end thereof as follows:
     “6.11 As security for the prompt payment in full of all Obligations, each Company hereby pledges and grants to the Agent for the benefit of the Lenders a continuing general lien upon, and security interest in, all of the Cash Collateral. If at any time the Obligations in respect of Letters of Credit and Letter of Credit Guaranties are less than $5,000,000 and no Default or Event of Default has occurred, then the Agent on behalf of the Lenders, at the written request of the Borrowers, shall pay to or for the benefit of Borrowers the difference between the amount of Cash Collateral then held by Agent for the benefit of Lenders and the amount of such Obligations in respect of Letters of Credit and Letter of Credit Guaranties then outstanding and release its Lien in such portion of the Cash Collateral. If thereafter, the Borrowers request the issuance of Letters of Credit or Letter of Credit Guaranties in excess of the amount of Cash Collateral subject to the Lien in favor of the Agent, then Borrowers shall, as a condition to the issuance of such Letters of Credit and Letter of Credit Guaranties, deposit such additional Cash Collateral with the Agent equal to the lesser of the amount of Obligations in respect of Letters of Credit and Letter of Credit Guaranties outstanding after such issuance and $5,000,000. In the event that (a) no Letters of Credit or Letter of Credit Guaranties are outstanding, (b) Agent and Lenders have no further obligation to issue or assist in the issuance of

Letters of Credit or Letter of Credit Guaranties, (c) Agent and Lenders’ commitments for the issuance of such Letters of Credit or Letter of Credit Guaranties have been terminated by Borrowers, and (d) no Default or Event of Default has occurred and is continuing, then the Lien in the Cash Collateral then held by Agent for the benefit of Lenders shall be released by Agent and any remaining Cash Collateral shall be paid to or for the benefit of Borrowers.”
     1.5 Representations, Warranties and Covenants. Section 7, Representations, Warranties and Covenants, is amended as follows:
          (a) Paragraph 7.2 is amended in its entirety to read as follows:
     “7.2 Each Company agrees to maintain books and records pertaining to the Collateral in accordance with GAAP and in such additional detail, form and scope as the Agent shall reasonably require. Each Company agrees that the Agent or its agents may enter upon such Company’s premises at any time during normal business hours, and from time to time in its reasonable business judgment, for the purpose of inspecting the Collateral and any and all records pertaining thereto. Each Company agrees to afford the Agent fifteen (15) days prior written notice of any change in the location of any Collateral, other than to locations, that as of the Closing Date, are known to the Agent. Each Company shall also advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or on the security interests granted to the Agent herein.”
          (b) Paragraph 7.10 is amended in its entirety to read as follows:
     “7.10 Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder:
(a)	The Companies shall maintain a Fixed Charge Coverage Ratio of not less than the ratio set forth below as of the end of the applicable period with the applicable test determined based on Total Liquidity as of the end of such applicable period:

	Ratio if Total	Ratio if Total
	Liquidity is Equal To or	Liquidity is Less
Date	More than $13,000,000	than $13,000,000

Three (3) Fiscal Months ending July 2006	no test	0.5 to 1.0
Four (4) Fiscal Months ending August 2006	no test	0.85 to 1.0
Five (5) Fiscal Months ending September 2006	no test	1.0 to 1.0
Six (6) Fiscal Months ending October 2006	1.0 to 1.0	1.25 to 1.0

	Ratio if Total	Ratio if Total
	Liquidity is Equal To or	Liquidity is Less
Date	More than $13,000,000	than $13,000,000

Six (6) Fiscal Months ending November 2006	1.0 to 1.0	1.25 to 1.0
Six (6) Fiscal Months ending December 2006	1.0 to 1.0	1.5 to 1.0
Six (6) Fiscal Months ending January 2007 and tested at the end of each Fiscal Month for each period of six (6) Fiscal Months ending thereafter	1.5 to 1.0	1.5 to 1.0
(b)	The Companies shall achieve Adjusted EBITDA of not less than the amount shown below for the period corresponding thereto:

	Adjusted EBITDA if Total	Adjusted EBITDA if
	Liquidity is Equal To or	Total Liquidity is Less
Date	More than $13,000,000	than $13,000,000

Fiscal Month ending May 2006	no test	$300,000
Two (2) Fiscal Months ending June 2006	$50,000	$600,000
Three (3) Fiscal Months ending July 2006	$400,000	$1,250,000
Four (4) Fiscal Months ending August 2006	$1,000,000	$2,500,000
Five (5) Fiscal Months ending September 2006	$2,000,000	$4,000,000
Six (6) Fiscal Months ending October 2006	$3,000,000	$6,000,000
Six (6) Fiscal Months ending November 2006	$4,000,000	$7,000,000
Six (6) Fiscal Months ending December 2006	$5,000,000	$8,000,000

	Adjusted EBITDA if Total	Adjusted EBITDA if
	Liquidity is Equal To or	Total Liquidity is Less
Date	More than $13,000,000	than $13,000,000

Six (6) Fiscal Months ending January 2007 and tested at the end of each Fiscal Month for each period of six (6) Fiscal Months ending thereafter	$8,000,000	$8,000,000
(c)	The Companies shall not make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to the Companies exceed $2,500,000 during any Fiscal Year; provided, however, such limitation shall not apply to Capital Expenditures made solely from the proceeds of cash contributions to the equity of the Company making such Capital Expenditure which are made after the date of the Amendment No. 4 to this Financing Agreement but excluding cash contributions to the equity of any Company required pursuant to the terms and provisions of any merger agreement and excluding any equity contributions arising from the conversion of any Indebtedness.”
     1.6 Interest, Fees and Expenses. Section 8, Interest, Fees and Expenses, is amended as follows:
          (a) Paragraph 8.2 is deleted and is marked “INTENTIONALLY LEFT BLANK”.
          (b) A new paragraph 8.21 is added at the end thereof as follows:
          “8.21 To induce the Agent and the Lenders to enter into the Amendment No. 4 to this Financing Agreement, the Companies shall pay to the Agent, for the benefit of the Lenders, an Amendment Fee in the amount of $150,000, which shall be fully earned and nonrefundable upon execution of the Amendment No. 4 to this Financing Agreement by the Companies.”
     1.7 Amendment to Indebtedness owing to LJH, Ltd. Paragraph 10.1(j) of Section 10, Events of Default and Remedies, is amended in its entirety to read as follows:
“(j)	without the prior written consent of the Agent and, except as permitted in the Hilco Intercreditor Agreement, any Company shall amend or modify the Indebtedness described therein;”.
     1.8 Agreements Between Lenders. Section 14, Agreements Between Lenders, is amended as follows:
          (a) Paragraph 14.5(b) is amended in its entirety to read as follows:
          “(b) The Companies authorize each Lender to disclose to (i) any participant or purchasing lender (each, a “Transferee”) and any prospective Transferee, and (ii) the affiliates of each Lender, which shall include the Agent, any and all financial information and any and all information relating to the Collateral or any Company’s Property which is in such Lender’s possession concerning the Companies and their affiliates which has been delivered to such Lender by or on behalf of the Companies pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Companies in connection with such Lender’s credit evaluation of the Companies and their affiliates prior to entering into this Agreement; provided, however, in the case of any prospective Transferee or affiliate of a Lender, they first agree in writing to maintain the confidentiality of any confidential financial or other information they so obtain.”

          (b) Paragraph 14.10 is amended in its entirety to read as follows:
     “14.10 If Hilco gives CIT an Exercise Notice (as defined in the Hilco Intercreditor Agreement) under the Hilco Intercreditor Agreement, each other Lender agrees to sell its rights under the Loan Documents and the Obligations owing to such other Lender hereunder and thereunder, at the same time and on the same terms and conditions as the sale by CIT to Hilco as set forth in Section 10 of the Hilco Intercreditor Agreement.”
     1.9 Exhibits. Exhibit E attached to the Financing Agreement is deleted and Exhibit E attached to this Amendment is substituted in lieu thereof.
     1.10 References to Term Loan and Term Note. All references in the Financing Agreement and any of the other Loan Documents to “Term Note” and to “Term Loan” are deleted.
     1.11 References to LJH Documents and LJH Subordination Agreement. All references in the Financing Agreement and any of the other Loan Documents to “LJH Documents” and to “LJH Subordination Agreement” are deleted.
ARTICLE II
MODIFICATION OF LOAN DOCUMENTS;
CONSENT BY GUARANTORS
     2.1 Modification of Loan Documents. The Financing Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Financing Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Financing Agreement and the other Loan Documents as amended hereby, and as further amended, restated, supplemented or modified from time to time.
     2.2 Consent by Guarantors. Each Guarantor hereby consents to, and agrees to be bound by, (a) each of the amendments to the Financing Agreement and the other Loan Documents as set forth herein, (b) the waiver of the Events of Default set forth herein, and (c) the other agreements set forth herein.
ARTICLE III
REPRESENTATIONS, WARRANTIES
AND ACKNOWLEDGMENTS
     Each Borrower and each Guarantor hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:

     3.1 Compliance with the Financing Agreement and Other Loan Documents. Giving effect to this Amendment, the Companies are in compliance with all of the terms and provisions set forth in the Financing Agreement and in the other Loan Documents to be observed or performed by any Company.
     3.2 Representations in Financing Agreement and other Loan Documents. Each Borrower and each Guarantor represents and warrants that their respective representations and warranties set forth in the Financing Agreement and the other Loan Documents to which such Borrower or such Guarantor is a party are true and correct in all material respects except for changes in the nature of such Borrower’s or such Guarantor’s business or operations which have occurred after the Closing Date so long as the Agent or the Required Lenders as required by the Financing Agreement has or have consented to such changes, or such changes are not prohibited by the terms of the Financing Agreement.
     3.3 No Default or Event of Default. Giving effect to this Amendment, no Default or Event of Default exists.
     3.4 Indebtedness and other Obligations Owing to LJH. Giving effect to this Amendment and the transactions contemplated herein, each Company hereby acknowledges and agrees that, as of the date hereof, no Indebtedness is owing by any Company to LJH, either directly or indirectly, other than the Hilco Loan, Indebtedness arising pursuant to the LJH Dallas Lease and Indebtedness arising pursuant to the LJH Goodyear Lease.
     3.5 Outstanding Obligations. Each Company hereby acknowledges and agrees that, as of the opening of business on April 20, 2006, the principal balance of the Obligations outstanding under the Financing Agreement is in the sum of $14,342,472.73, consisting of a credit balance in the Revolving Loan Account in the amount of $1,454,707.64, an unpaid balance on the Term Loan in the amount of $4,363,637, and Letter of Credit Obligations and Letter of Credit Guaranties in the amount of $11,433,543.37, and that all of such Obligations outstanding are owed to the Agent and the Lenders without any offset, deduction, defense or counterclaim of any nature.
ARTICLE IV
CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT
     4.1 Conditions Precedent. It shall be a condition precedent to the effectiveness of the amendments to the Financing Agreement as set forth in Article I of this Amendment that the Agent shall have received originals (unless otherwise indicated) of the following, each in form and substance satisfactory to the Agent and its counsel:
          (a) This Amendment, duly executed by each Company;
          (b) A Second Amended and Restated Fee Agreement, dated of even date herewith, duly executed by each Borrower;

          (c) An Assignment and Transfer Agreement, dated as of the date of this Amendment, duly executed and delivered by Wells Fargo Foothill, LLC, as a lender, selling, and assigning to The CIT Group/Business Credit, Inc., as a lender, its undivided interest in and to all the its rights and obligations under the Financing Agreement;
          (d) Evidence of the payment by the Borrowers of, or reimbursement of the Agent and the Lenders for the payment of, the early termination fee in the amount of $75,000 paid to Wells Fargo Foothill, LLC as a part of the sale and assignment of its undivided interest to The CIT Group/Business Credit, Inc., as a lender, as set forth in Section 4.1(c) above;
          (e) A copy of the duly executed Assignment and Acceptance, dated as of April 10, 2006, pursuant to which Monroe Capital Advisors, LLC shall sell and assign to LJH, Ltd. all of the Hilco Loan and the Hilco Loan Documents;
          (f) Copies of the each of the duly executed amendments to the Hilco Loan Documents which shall, among other things, (i) provide for the making on or before the date of this Amendment a new term loan to the Borrowers in the original principal amount of not less than $6,000,000, (ii) waive the payment in cash of the fees payable pursuant to Section 8.1(i), 8.1(j), 8.1(k) and (l) of the Hilco Financing Agreement and provide for the payment of such fees in kind to be added to the outstanding principal amount of the Hilco Loan, unless payment of such fees is waived in whole or in part, (iii) waive all events of default which have occurred under any of the Hilco Documents, (iv) amend the Hilco Loan Documents to eliminate all financial covenants, including, without limitation, those set forth in Section 7.10 of the Hilco Financing Agreement, and (v) provide for the accrual of all interest on the Hilco Loan and deferral of the payment of interest in cash until the conditions set forth in Section 7.5(b) of the Hilco Intercreditor Agreement allowing for the payment of interest in cash on the portions of the Hilco Loan (other than the loan described in clause (i) above) have been satisfied;
          (g) Evidence of the receipt by the Borrowers of the proceeds of the term loan referenced in clause (f)(i) above in the original principal amount of not less than $6,000,000 made by LJH, Ltd.;
          (h) Receipt by the Agent on behalf of the Lenders of payment in full of the Obligations evidenced by the Term Note (as defined in the Financing Agreement prior to the effectiveness of this Amendment);
          (i) The Hilco Intercreditor Agreement in the form of Exhibit E attached hereto, duly executed by LJH, Ltd.;
          (j) A closing certificate signed by the Senior Vice President — Finance, or other officer acceptable to the Agent, or the General Partner of each Company, dated of even date herewith, certifying that (i) the representations and warranties set forth in Section 7 of the Financing Agreement and in this Amendment are true and correct in all material respects on and as of such date, (ii) giving effect to this Amendment, each Company is on such date in compliance in all material respects with all the terms and provisions set forth in the Financing Agreement and the other Loan Documents, and (iii) giving effect to this Amendment, no Default or Event of Default exists;
          (k) A certificate of the Secretary or an Assistant Secretary or the Secretary or an Assistant Secretary of the General Partner of each Company certifying (i) that attached thereto are certificates of existence for each Company issued by the secretary of state or other appropriate official of the state of each Company’s state of formation, (ii) that except as set forth therein there have been no amendments, modifications, restatements or supplements to or of any Company’s articles of formation or its bylaws, partnership or operating agreement or other constituent documents, (iii) that attached thereto are true and complete copies of the resolutions adopted by the Board of Directors of each Company, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection herewith, and (iv) as to the incumbency and genuineness of the signature of each officer or general partner of each Company executing this Amendment and the other Loan Documents executed in connection herewith;
          (l) Receipt by the Agent of the amendment fee required to be paid pursuant to Paragraph 8.21 of the Financing Agreement; and
          (m) Such other documents, instruments and agreements as the Agent, the Lender or its counsel may request in connection herewith.
     4.2 Conditions Subsequent. It shall be a condition subsequent to the continued effectiveness of the Financing Agreement that the Agent shall have received each of the following documents, instruments or agreements, each in form and substance satisfactory to the Agent and its counsel:
          (a) Within twenty (20) days of the forwarding to counsel to the Companies of amendments to each of the Mortgages, duly executed and notarized amendments to each Mortgage; and
          (b) Within ten (10) days of the termination of the LJH Goodyear Lease, a copy or other evidence of such termination.
     Failure to deliver such documents, instruments and agreements within the respective time periods specified shall constitute a additional Events of Default under the Financing Agreement, and, at the Required Lender’s option, entitle the Agent to exercise its rights and remedies under the Financing Agreement and the other Loan Documents.
ARTICLE V
WAIVER OF EVENTS OF DEFAULT
     5.1 Waiver of Events of Default. Effective as of the date of the satisfaction of each of the conditions precedent set forth in Section 4.1 of this Amendment, the Agent and the Required Lenders hereby waive all Events of Default arising under the Financing Agreement by virtue of the

Companies’ failure to comply with any of the provisions of the Financing Agreement through the date of this Amendment. This waiver shall be effective only for the Events of Default occurring or arising on or prior to the date of this Amendment. Nothing herein shall constitute a waiver of any other Default or Event of Default hereafter existing under the Financing Agreement or compliance by the Companies with covenants set forth therein.
ARTICLE VI
CONSENTS
     6.1 Consents. The Lender hereby consents to the (a) the amendment and restatement of the Hilco Intercreditor Agreement referenced in Section 4.1(i) of this Amendment, (b) the amendment and modification of the Indebtedness described in the Hilco Financing Agreement as set forth in that certain Second Amendment to Amended and Restated Financing Agreement, dated as of April 10, 2006, among Hilco and the Companies, and (c) the termination of the LJH Goodyear Lease. The Lenders further agree with the Companies that the actions and events describe in the immediately preceding sentence shall not constitute Defaults or Events of Default under the Financing Agreement.
ARTICLE VII
GENERAL
     7.1 Full Force and Effect. As expressly amended hereby, the Financing Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Financing Agreement, “hereinafter”, “hereto”, “hereof” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement as amended by this Amendment.
     7.2 Applicable Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.
     7.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.
     7.4 Expenses. The Borrowers shall reimburse the Agent and the Lenders for all reasonable legal fees and expenses, and other fees and expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.
     7.5 Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

     7.6 Waiver of Jury Trial. TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, EACH COMPANY, THE AGENT AND EACH LENDER EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL THE AGENT OR ANY LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.
[SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

AIRCRAFT INTERIOR DESIGN, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

BRICE MANUFACTURING COMPANY, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

TIMCO AVIATION SERVICES, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

TIMCO ENGINE CENTER, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

TIMCO ENGINEERED SYSTEMS, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

TRIAD INTERNATIONAL MAINTENANCE CORPORATION

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVIATION SALES DISTRIBUTION SERVICES COMPANY

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVIATION SALES LEASING COMPANY

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVIATION SALES PROPERTY MANAGEMENT CORP.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVS/CAI, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVS/M-1, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVS/M-2, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVS/M-3, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

AVSRE, L.P.

By: Aviation Sales Property Management Corp., its general partner

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

HYDROSCIENCE, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

TMAS/ASI, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

WHITEHALL CORPORATION

By:	/s/ Kevin Carter

Name: Kevin Carter Title: Senior Vice President — Finance

THE CIT GROUP/BUSINESS CREDIT, INC. as the Agent

By:	/s/ Kenneth B. Butler

Name: Kenneth B. Butler Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC. as the Lender

By:	/s/ Kenneth B. Butler

Name: Kenneth B. Butler Title: Vice President